SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       March 24, 1997; (February 28, 1997)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                       0-26102                        04-3196245
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On February 28, 1997, American Radio Systems Corporation, a Delaware corporation (the "Company") consummated the transactions contemplated by the Asset Exchange Agreement, dated May 30, 1996, with Secret Communications L.P., a Delaware limited partnership ("Secret"), pursuant to which the Company exchanged WFLN-FM in Philadelphia, Pennsylvania for KSFM-FM and KMJI-AM in Sacramento, California and sold WQRS-FM in Detroit, Michigan for approximately $20.0 million in cash. The Company has been programming and marketing the Sacramento stations pursuant to a local marketing agreement beginning in May 1996 and Secret has been programming and marketing WFLN-FM and WQRS-FM pursuant to a local marketing agreement beginning in June 1996.

On March 3, 1997, the Company entered into an Agreement and Plan of Merger by and between the Company and Alta Broadcasting Company, Inc. a California corporation ("Alta"), pursuant to which the Company agreed to acquire KEZR-FM in San Jose, California and KLUE-FM in Soledad, California through a merger with Alta. The consideration for the merger will be approximately $20.0 million worth of the Company's Class A Common Stock and $4.0 million in cash. Consummation of the merger is subject to, among other things, the approval of the Federal Communications Commission. For more information, see the Company's press release dated March 4, 1997, which is attached herewith as Exhibit 99.1.

On March 17, 1997, the Company consummated the transactions contemplated by the Asset Purchase Agreement, dated July 24, 1996, with The Brown Organization, a California corporation, pursuant to which the Company acquired substantially all the assets of KQPT-FM and KXOA-AM/FM in Sacramento, California for approximately $50.0 million. The Company has been programming and marketing the stations pursuant to a local marketing agreement since August 1996. The transaction was financed through a $5.0 million escrow deposit, and borrowings under the
Company's credit agreement. In a related transaction, in October 1996, the Company entered into an agreement to sell KXOA-FM for approximately $27.5 million and also entered into a local marketing agreement pursuant to which the acquirer has been programming and marketing the station since January 1997. Consummation of the sale is subject to, among other things, the approval of the Federal Communications Commission.



Item 7. Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 99.1  Press Release, dated as of March 4, 1997

              Exhibit 99.2  Asset Exchange Agreement,  dated May 30, 1996, by
                            the  Company and Secret  Communications   Limited
                            Partnership *

              Exhibit 99.3 Merger Agreement, dated March 3,1997, by the Company and Alta Broadcasting Company **


              Exhibit 99.4 Asset Purchase Agreement, dated as of July 24, 1996, by the Company and The Brown Organization ***



                * Filed as Exhibit 10.72 to the Company's Report on Form 10-Q for the quarterly period ended June 30, 1996.

                ** To be filed as an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.


                *** Filed as Exhibit 10.63 to the Company's Report on Form 10-Q for the quarterly period ended June 30, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN RADIO SYSTEMS CORPORATION
                                 (Registrant)



                                 By: /s/ Justin D. Benincasa
                                     Justin D. Benincasa
                                     Vice President and Corporate Controller


Date:  March 24, 1997